                                                                   EXHIBIT 10.52

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW. THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.


                            STOCK PURCHASE WARRANT
                            EQUALNET HOLDING CORP.

     This Stock Purchase Warrant (this "Warrant"), issued this 15th day of April, 1998, by EqualNet Holding Corp., a Texas corporation (the "Company"), to John Dalton (the "Holder").

                                  WITNESSETH:

                                   ARTICLE I

                   ISSUANCE OF WARRANT; TERM; EXERCISE PRICE

     For and in consideration of the promises and the mutual covenants in this Warrant and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to the Holder, subject to the provisions hereinafter set forth, the right to purchase 15,000 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"). The Warrant shall be exercisable at any time after the date hereof and on or before 5:00 p.m. Houston, Texas time on November 1, 2001 (the "Expiration Date"). The exercise price per share for which all or any of the Warrant Shares (as hereinafter defined) may be purchased pursuant to the terms of this Warrant shall be $7.50.

                                   ARTICLE 2

                                  DEFINITIONS

     As used herein, the following terms shall have the meanings set forth below:

     1. "Company" shall mean EqualNet Holding Corp., a Texas corporation, and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.
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     2.  "Common Stock" shall mean and include the Company's Common Stock, par value $.01 per share, authorized on the date of the original issue of this Warrant and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets, the stock or other securities provided for herein, and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

     3. "Exercise Price" shall mean the initial purchase price of $7.50 per share of Common Stock payable upon exercise of the Warrant, as adjusted from time to time pursuant to the provisions hereof.

     4. "Market Price" for any day, when used with reference to Common Stock, shall mean the price of said Common Stock determined by reference to the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers national market system on such date, or, if there shall have been no trading on such date or if the Common Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose.

     5. "Outstanding" when used with reference to Common Stock, shall mean (except as otherwise expressly provided herein) at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company.

     6. "Person" shall mean an individual, corporation, limited liability company, partnership, limited partnership, joint venture, joint stock company, firm, company, syndicate, trust, estate, association, governmental authority, business, organization or any other incorporated or unincorporated entity.

     7. "Trading Days" shall mean any days during the course of which the principal securities exchange on which the Common Stock is listed or admitted to trading is open for the exchange of securities.

     8. "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the holder hereof upon the exercise of the Warrant.

                                   ARTICLE 3

                              EXERCISE OF WARRANT

     1. Method of Exercise. The Warrant represented hereby may be exercised by the holder hereof, in whole or in part, at any time and from time to time on or after the date hereof until 5:00 p.m., Houston, Texas time, on the Expiration Date. To exercise the Warrant, the holder hereof shall deliver to the Company, at the Warrant Office (as hereinafter defined) designated herein, (i) a written notice in the form of the Subscription Notice attached as an exhibit hereto, stating therein the election of such holder to exercise the Warrant in the manner provided in the Subscription Notice; (ii) payment in full of the Exercise Price (A) in cash or by bank check for all Warrant Shares purchased hereunder, or (B) through a "cashless" or "net-issue" exercise of each such Warrant ("Cashless Exercise"); the holder shall exchange each Warrant subject to a Cashless Exercise for that number of Warrant Shares determined by multiplying the number of Warrant Shares issuable hereunder by a fraction, the numerator of which shall be the difference between (x) the Market Price and (y) the Exercise Price for each such Warrant, and the denominator of which shall be the Market Price; the Subscription Notice shall set forth the calculation upon which the Cashless Exercise is based, or (C) a combination of (A) and (B) above; and (iii) this Warrant. The Warrant shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of the Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall, as promptly as practicable and in any event within five business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased by such holder hereunder, and shall, unless the Warrant has expired, deliver to the holder hereof a new Warrant representing the number of Warrant Shares, if any, that shall not have been exercised, in all other respects identical to this Warrant. As permitted by applicable law, the Person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and to exercise voting rights.

     2. Expenses and Taxes. The Company shall pay all expenses and taxes (including, without limitation, all documentary, stamp, transfer or other transactional taxes) other than income taxes attributable to the preparation, issuance or delivery of the Warrant and of the shares of Common Stock issuable upon exercise of the Warrant.

     3. Reservation of Shares. The Company shall reserve at all times so long as the Warrant remain outstanding, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the Warrant.

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     4.  Valid Issuance. All shares of Common Stock that may be issued upon exercise of the Warrant will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

     5. Purchase Agreement. The Warrant represented hereby is a duly authorized issue and sale of a warrant to purchase Common Stock issued and sold pursuant to that certain Asset Purchase Agreement between the Company and the Holder, dated the date hereof (the "Agreement").

     6. No Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash calculated by it to be equal to the Market Price of one share of Common Stock at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

                                   ARTICLE 4

                                   TRANSFER

     1. Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's offices at EqualNet Plaza, 1250 Wood Branch Park Drive, Houston, Texas 77079-1212 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the Holder. The Company shall maintain, at the Warrant Office, a register for the Warrant in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

     2. Ownership of Warrant. The Company may deem and treat the Person in whose name the Warrant is registered as the holder and owner hereof until provided with notice to the contrary.

     3.  Restrictions on Transfer of Warrant. Subject to the provisions of
Section 4.4 hereof, this Warrant may be transferred, in whole or in part, by the Holder. The Company agrees to maintain at the Warrant Office books for the registration and transfer of the Warrant. The Company, from time to time, shall register any transfer of the Warrant in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer. Upon any such transfer and upon payment by the Holder or its transferee of any applicable transfer taxes, a new Warrant shall be issued to the transferee and the transferor (as their respective interests may appear) and the surrendered Warrant shall be canceled

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by the Company. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the transfer of the Warrant pursuant to this Section.

     4. Compliance With Securities Laws Regarding Transfers. Neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws ("Blue Sky Laws"). The Holder hereby agrees and acknowledges that this Warrant and the Warrant Shares have been acquired for investment purposes and not with a view to distribution or resale and the Warrant Shares may not be made subject to security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration therefor under the Securities Act and such applicable Blue Sky Laws or an opinion of counsel (which opinion and counsel rendering same shall be reasonably acceptable to the Company) that registration is not required under the Securities Act and under any applicable Blue Sky Laws. The certificate representing the Warrant Shares shall bear substantially the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

Other legends as required by applicable federal and state laws may be placed on such certificates. The Holder and the Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect compliance of the issuance of this Warrant and any Warrant Shares issuable upon exercise hereof with applicable federal and state securities laws. The Holder agrees that the Company may decline to permit a transfer of this Warrant if the proposed transferee does not meet then applicable qualifications for investors in securities offerings exempt from registration.

     5. Stop transfer instructions will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof.

                                   ARTICLE 5

                                 ANTI-DILUTION

     1. In case at any time or from time to time after the date of this Warrant, the holders of Common Stock shall have received or shall have become entitled legally to receive:

         (i) other or additional stock or other securities or property (other than cash) by way of a dividend or other distribution or

         (ii) other or additional (or less) stock or other securities or property (including cash) by way of a stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (but not including any cash dividends), then and in such case the Holder, upon the exercise of this Warrant as provided in Article III hereof, shall be entitled to receive, in lieu of (or in addition to, as the case may be) the Warrant Shares theretofore receivable upon the exercise of this Warrant, the amount of stock and other securities and property (including cash in the case referred to in clause (ii) above) which the Holder would have held on the date of such exercise if, on the date of such conversion, dividend, distribution, corporate rearrangement or such other event as described in clause (ii) above, the Holder had been the holder of record of the number of Warrant Shares receivable upon exercise of this Warrant and had thereafter, during the period from the date thereof to and including the date of such exercise, obtained such Warrant Shares and all other or additional (or less) stock and other securities and property (including cash in the case referred to in clause (ii) above) receivable by it as aforesaid during such period.


                                   ARTICLE 6

                                 MISCELLANEOUS

     1. Entire Agreement. This Warrant contains the entire agreement between the Company and the Holder hereof.

     2. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Texas.

     3. Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant shall be in writing. A waiver of any breach or failure to enforce any of the terms or

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conditions of this Warrant shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

     4. Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

     5. Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

     6. Notice. Any notice or other document required or permitted to be given or delivered to the Holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the offices of the Company at EqualNet Plaza, Attn.: General Counsel, 1250 Wood Branch Park Drive, Houston, Texas 77079-1212 or such other address within the continental United States of America as shall have been finished by the Company to the holder of this Warrant.

     7. Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8. Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of an appropriate affidavit in such form as shall be reasonably satisfactory to the Company and include reasonable indemnification of the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company

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shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of the Warrant pursuant to this Section.

     9. Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

    10. Replacement of Old Warrant. This Warrant, together with that certain stock purchase warrant of even date herewith numbered W-10 issued to Mezzanine Telecom, Inc. (formerly known as Creative Communications International, Inc.) amends and restates in its entirety, and supersedes and replaces in all respects, that certain stock purchase warrant issued to Creative Communications International, Inc. on November 12, 1996.


                          [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: April 15, 1998


                             EQUALNET HOLDING CORP.


                             By:  /s/ Dean H. Fisher
                                -------------------------------

                             Name: Dean H. Fisher
                                  -----------------------------

                             Title: Senior Vice President
                                   ----------------------------

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